Exhibit 16.1

April 15, 2010

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549-7561

Commissioners:

We have read Natural Gas Services Group’s statements included under Item 4.01 of its Form 8-K dated April 13, 2010, and we agree with such statements concerning our firm.

/s/ Hein & Associates LLP

HEIN & ASSOCIATES LLP

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